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                        Supplement Dated November 1, 1997
         To the Statement of Additional Information dated August 3, 1997
                                       For
                              SCHWAB CAPITAL TRUST

On page 24 in the section titled "Investment in Underlying Schwab Funds," paragraph one is revised to read:

      "The Asset Director Funds may invest in underlying SchwabFunds(R). The investment objectives and investment policies, limitations, techniques and associated risks of certain SchwabFunds are described in the Asset Director Funds' Prospectus or in this SAI. The investment policies, limitations, techniques and associated risks of each SchwabFund is fully described in its prospectus and SAI. These are available by contacting Schwab at 1-800-NO-LOAD, 24 hours a day, or by writing to a fund at 101 Montgomery Street, San Francisco, CA 94104 or electronically at Schwab's World Wide Website at http://www.schwab.com/funds. TDD users please contact Schwab at 1-800-345-2550."

Paragraph 3 of this page and section is replaced with the following:

      "Each Fund reserves the right to invest all of the assets allocated to a particular class in one or more newly created SchwabFund, that would expose the Fund and its shareholders to the risks described below. Some of the SchwabFunds in which the Asset Director Funds may invest are noted below.

      Schwab Total Bond Market Index Fund seeks current income by tracking the performance of the Lehman Brothers Aggregate Bond Index, a broad-based index covering bonds with maturities over 1 year. Investments in this SchwabFund expose a Fund to bond market risks that are described in this SAI and in the prospectus."